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                                                                EXHIBIT 10.38(e)
                                                                ----------------

                           FIFTH AMENDMENT AGREEMENT
                           -------------------------


     AGREEMENT, dated as of October 15, 1999, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                   Background
                                   ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").

     B. The Borrower has requested that the Lender modify certain of the financial covenants contained in the Credit Agreement.

     C. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     3.  Modifications. All the terms and provisions of the Credit Agreement and
         -------------
the other Loan Documents shall remain in full force and effect except as follows:

          (a) Subsection (a) of Schedule 6.2(r) to the Credit Agreement is
              -------------
     deleted and the following replacement subsection is substituted therefor:

               (a) Maximum Capital Expenditures.  The Parent and its
                   ----------------------------
          Subsidiaries (except Butler UK), on a consolidated basis, shall not make Capital Expenditures that exceed in the aggregate the amounts set forth below for each Fiscal Year, which amount shall be noncumulative from year to year:

                               Maximum Capital
                Fiscal Year    Expenditures
                1997           $4,000,000
                1998           $4,200,000
                1999           $6,000,000
                2000           $6,000,000
                2001           $6,000,000

               (b) Subsection (c) of Schedule 6.2(r) of the Credit Agreement is
                                     ---------------
          deleted and the following replacement subsection is substituted therefor:

               (c) Fixed Charge Coverage Ratio.  The Parent and its Subsidiaries
                   ---------------------------
          (except Butler UK), on a consolidated basis, shall have a Fixed Charge Coverage Ratio measured at each of the dates set forth below for the period of the Fiscal Year to such date (and shall maintain at all times during the period from and including such date through but excluding the last day of the Fiscal Quarter immediately succeeding such date), of not less than the amount set forth opposite such date:

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                                        Fixed Charge
                Date                    Coverage Ratio
                September 30, 1997      1.2 : 1.0
                December 31, 1997       1.2 : 1.0
                March 31, 1998          1.0 : 1.0
                June 30, 1998           1.1 : 1.0
                September 30, 1998      1.2 : 1.0
                December 31, 1998       1.2 : 1.0
                March 31, 1999          1.0 : 1.0
                June 30, 1999           1.1 : 1.0
                September 30, 1999      1.1 : 1.0
                December 31, 1999       1.1 : 1.0
                March 31, 2000          0.9 : 1.0
                June 30, 2000           1.0 : 1.0
                September 30, 2000      1.1 : 1.0
                December 31, 2000       1.1 : 1.0
                March 31, 2001          0.9 : 1.0
                June 30, 2001           1.0 : 1.0


     4. Conditions Precedent. The Lender's obligations under this Agreement are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

          (a) Amendment Agreement.  This Agreement duly executed by the parties
              -------------------
     hereto; and

          (b) Other.  Such other agreements and instruments as the Lender shall
              -----
     require.

     3.  Reaffirmation By Borrower and Guarantors.  The Borrower acknowledges
         ----------------------------------------
and agrees, and reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrower and the Guarantors hereby restate and agree to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirm that all of the representations and warranties contained in the Credit Agreement and the other Loan Documents remain true and correct in all material respects. The Borrower and the Guarantors represent that except as set forth in the Credit Agreement, there are not pending or to the Borrower's and the Guarantors' knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower and the Guarantors acknowledge and represent that the resolutions of the Borrower and the Guarantors, dated on or about November 7, 1997, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     4.  Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
         ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

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     5.  Reaffirmation of Collateral.  The Borrower and the Guarantors reaffirm
         ---------------------------
the liens, security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

     6.  Other Representations By Borrower and Guarantors.  The Borrower and
         ------------------------------------------------
each Guarantor represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

     7.  No Waiver By Lender.  The Borrower and each Guarantor acknowledges that
         -------------------
(a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

The parties have executed this Agreement as of the date first above written.

                                    Borrower:
                                    --------

                                    BUTLER SERVICE GROUP, INC.

                                    By  /s/ Michael C. Hellriegel
                                        -------------------------
                                            Michael C. Hellriegel
                                    Title:  SeniorVice President - Finance

                                    Parent:

                                    BUTLER INTERNATIONAL, INC.


                                    By  /s/ Michael C. Hellriegel
                                        -------------------------
                                            Michael C. Hellriegel
                                    Title:  Senior Vice President - Finance

                                    Subsidiaries:
                                    ------------

                                    BUTLER TECHNOLOGY SOLUTIONS, INC.


                                    By  /s/ Michael C. Hellriegel
                                        -------------------------
                                    Name:   Michael C. Hellriegel
                                    Title:  Senior Vice President and Chief
                                            Financial Officer

                                    BUTLER TELECOM, INC.


                                    By  /s/ Michael C. Hellriegel
                                        -------------------------
                                    Name:   Michael C. Hellriegel
                                    Title:  Senior Vice President and Chief
                                            Financial Officer

                                    BUTLER SERVICES, INC.


                                    By  /s/ Michael C. Hellriegel
                                       --------------------------
                                    Name:   Michael C. Hellriegel
                                    Title:  Senior Vice President and Chief
                                            Financial Officer

                                    BUTLER UTILITY SERVICE, INC.

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                                    By  /s/ Michael C. Hellriegel
                                        -------------------------
                                    Name: Michael C. Hellriegel
                                    Title: Senior Vice President and Chief
                                    Financial Officer


                                    Lender:

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By  /s/ Martin Greenberg
                                        --------------------
                                    Name:  Martin Greenberg
                                    Title: Duly Authorized Signatory

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